Exhibit 99.1

Collective Audience Appoints AdTech Veteran, Gerald Garcia, as CFO

New York, NY, November 7, 2024 – Collective Audience, Inc. (OTCQB: CAUD), a leading innovator of audience-based performance advertising and media for the open web, has appointed Gerald (Gerry) Garcia as chief financial officer.

Garcia succeeds Christopher Andrews, who has transitioned from CFO and his position as COO to serve on the company’s Advisor Collective board, a strategic advisory community focused on advancing the transformation of the AdTech, MarTech and digital media industry.

Garcia brings to Collective Audience more than 20 years of executive experience in the media and AdTech industries. He has led the finance teams for top agencies that include WPP, Publicis, and Havas, as well as for several start-ups and acquisitions.

He previously served as CFO of Channel Factory, a global technology and data platform that maximizes performance efficiency and contextual suitability. He earlier managed the U.S. finance team at Media IQ Digital North America, a programmatic media partner for marketers and agencies.

Highly experienced in leading growth companies and serving public companies at Big 4 accounting firms, Garcia brings to Collective Audience a successful track record in building organizations, developing corporate culture, and establishing processes and structure that drives topline growth and bottom-line expansion.

“As a consultant to Collective Audience, Gerry has already been serving as an outstanding member of our finance team and has demonstrated that he embodies the valuable aspects of our culture and core values,” stated Collective Audience CEO, Peter Bordes. “His extensive global finance experience in digital advertising has been instrumental in the integration of our recent acquisitions and especially in helping establish a collective roadmap and financial model that supports rapid growth and profitability.”

“Gerry’s appointment also represents another important step in our corporate development roadmap,” continued Bordes, “which includes integrating and optimizing our global teams, technology, products and brands in preparation for organic and acquisitive growth in 2025.”

Garcia commented: “I am excited to step into this role at such a pivot stage in the company’s growth and development, particularly after its two major transformative acquisitions and the formation of key strategic partnerships. I see the addition of the DSL Digital team and their Copycraft AI technology having have a multiplier effect on our growth trajectory and market expansion—especially in combination with our recently acquired BeOp which is now powering our global AudienceCloud infrastructure for advertising on the open web.”

Garcia earned his Bachelor of Science degree from Queens College and MBA in Finance and Accounting from Fordham University.

The company plans to eventually appoint a new chief operating officer from within or from the management of a potential future acquisition.

“We would like to thank Chris for his tremendous contributions over the past year as we transitioned through our de-SPAC and completed key acquisitions,” added Bordes. “We’re looking forward to his continued contributions as a valued member of Advisor Collective and helping us take Collective Audience to the next level.”

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About Collective Audience

Collective Audience provides an innovative audience-based performance advertising and media platform for brands, agencies and publishers. The company has introduced a new open, interconnected, data driven, digital advertising and media ecosystem for the open web that eliminates many inefficiencies in the digital ad buyer and seller process for brands, agencies and publishers. It delivers long sought-after visibility, complementary technology, and unique audience data that drives focus on performance, brand reach, traffic and transactions.

For the AdTech providers and media buyers who come onto Collective Audience’s platform, they will be able to leverage audience data as a new asset class, powered by AI as an intelligence layer to guide decision making.

To learn more, visit collectiveaudience.co.

Important Cautions Regarding Forward-Looking Statements

This press release includes certain statements that are not historical facts but are forward-looking statements for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters. All statements, other than statements of present or historical fact included in this press release, regarding the company’s future financial performance, as well as the company’s strategy, future operations, estimated financial position, estimated revenues and losses, projected costs, prospects, plans and objectives of management are forward-looking statements. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of the management of Collective Audience and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of Collective Audience. Potential risks and uncertainties that could cause the actual results to differ materially from those expressed or implied by forward-looking statements include, but are not limited to, changes in domestic and foreign business, market, financial, political and legal conditions; unanticipated conditions that could adversely affect the company; the overall level of consumer demand for Collective Audience’s or DSL Digital’s products/services; general economic conditions and other factors affecting consumer confidence, preferences, and behavior; disruption and volatility in the global currency, capital, and credit markets; the financial strength of Collective Audience’s and DSL Digital’s customers; Collective Audience’s and DSL’s ability to implement their business strategy; the ability to successfully integrate DSL Digital into Collective Audience’s operations; changes in governmental regulation, Collective Audience’s exposure to litigation claims and other loss contingencies; disruptions and other impacts to Collective Audience’s business, as a result of the COVID-19 pandemic and government actions and restrictive measures implemented in response; Collective Audience’s ability to protect patents, trademarks and other intellectual property rights; any breaches of, or interruptions in, Collective Audience’s information systems; changes in tax laws and liabilities, legal, regulatory, political and economic risks. More information on potential factors that could affect Collective Audience’s financial results is included from time to time in Collective Audience’s public reports filed with the SEC. If any of these risks materialize or Collective Audience’s assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that Collective Audience presently knows, or that Collective Audience currently believes are immaterial, that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect Collective Audience’s expectations, plans or forecasts of future events and views as of the date of this press release. Nothing in this press release should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. Collective Audience anticipates that subsequent events and developments will cause their assessments to change. However, while Collective Audience may elect to update these forward-looking statements at some point in the future, Collective Audience specifically disclaims any obligation to do so, except as required by law. These forward-looking statements should not be relied upon as representing Collective Audience’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Company Contact:

Peter Bordes, CEO
Collective Audience, Inc.
Email contact

Investor Contact:
Ron Both or Grant Stude

CMA Investor & Media Relations
Tel (949) 432-7566
Email contact

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